SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2002

ALION SCIENCE AND TECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89756	54-2061691
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1750 Tysons Boulevard
10 West 35th Street	Suite 1300
Chicago, IL 60616	McLean, VA 22102
(312) 567-4000	(703) 918-4480

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(Address, including Zip Code and Telephone Number, including
Area Code, of Principal Executive Offices)

Item 2. Acquisition or Disposition of Assets

     On December 20, 2002, Alion Science and Technology Corporation (“Alion”) consummated its acquisition of substantially all of the assets of IIT Research Institute (“IITRI”). Additional information relating to the acquisition of substantially all of IITRI’s assets has been previously reported in Post-Effective Amendment No. 2 to Alion’s Registration Statement on Form S-1, dated December 9, 2002 (File No. 333-89756), and has been omitted pursuant to General Instruction B.3 of Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Consolidated financial statements of the Selected Operations of IITRI, the acquired business, for fiscal years ended September 30, 2000, 2001 and 2002, were previously reported in Post-Effective Amendment No. 2 to Alion’s Registration Statement on Form S-1, dated December 9, 2002 (File No. 333-89756), and have been omitted pursuant to General Instruction B.3 of Form 8-K.

     (b)  Pro forma financial information relating to the acquisition referenced in Item 2, was previously reported in Post-Effective Amendment No. 2 to Alion’s Registration Statement on Form S-1, dated December 9, 2002 (File No. 333-89756), and has been omitted pursuant to General Instruction B.3 of Form 8-K.

     (c)  Exhibits

Exhibit Number	Description

2	Fourth Amended and Restated Asset Purchase Agreement by and between Alion and IITRI (incorporated by reference to Exhibit 10.1 of Post-Effective Amendment No. 2 to Alion’s Registration Statement on Form S-1, filed December 9, 2002) (File No. 333-89756).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2002

ALION SCIENCE AND TECHNOLOGY CORPORATION

By: /s/ John M. Hughes Name: John M. Hughes Title: Chief Financial Officer

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